    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 16, 2006
                                                    REGISTRATION NO. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                                FIRST SOLAR, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------


        DELAWARE                        3674                     20-4623678
------------------------    ----------------------------     -------------------
(State of Incorporation)    (Primary Standard Industrial      (I.R.S. Employer
                             Classification Code Number)     Identification No.)

                              -------------------

                        4050 EAST COTTON CENTER BOULEVARD
                              BUILDING 6, SUITE 68
                             PHOENIX, ARIZONA 85040
                                 (602) 414-9300
       ------------------------------------------------------------------
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                MICHAEL J. AHEARN
                             CHIEF EXECUTIVE OFFICER
                                FIRST SOLAR, INC.
                        4050 EAST COTTON CENTER BOULEVARD
                              BUILDING 6, SUITE 68
                             PHOENIX, ARIZONA 85040
                                 (602) 414-9300
    ------------------------------------------------------------------------
    (Name, address, including zip code, and telephone number, including area code, of agent for service)


                              -------------------


                                 WITH COPIES TO:

    John T. Gaffney, Esq.                           John D. Wilson, Esq.
Cravath, Swaine & Moore LLP                       Shearman & Sterling LLP
      Worldwide Plaza                                 1080 Marsh Road
     825 Eighth Avenue                         Menlo Park, California 94025
 New York, New York 10019                             (650) 838-3600
      (212) 474-1000

                              -------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT IS DECLARED EFFECTIVE.

                              -------------------

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. |_|

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| File No. 333-135574

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. |_|

                              -------------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================

                                                       PROPOSED MAXIMUM AGGREGATE               AMOUNT OF
TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED        OFFERING PRICE(1)(2)           REGISTRATION FEE(3)
------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001 per share                       $76,475,000                       $8,183
============================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. The proposed maximum offering price includes shares of common stock that may be purchased by the underwriters to cover over-allotments, if any.

(2) In accordance with Rule 462(b) promulgated under the Securities Act of 1933, as amended, an additional amount of securities having a proposed maximum aggregate offering price of no more than 20% of the maximum aggregate offering price of the securities eligible to be sold under the related Registration Statement on Form S-l (File No. 333-135574), as amended, is hereby registered.

(3) The registrant previously registered an aggregate of $382,375,000 in Common Stock, par value $0.001 per share, on the Registration Statement on Form S-l (File No. 333-135574), for which a filing fee of $40,914.13 was previously paid.

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

================================================================================

                                EXPLANATORY NOTE

     We are filing this registration statement with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This registration statement relates to the public offering of securities contemplated by the registration statement on Form S-1 (File No. 333-135574), originally filed by us on June 30, 2006, as amended, and is being filed for the sole purpose of increasing the maximum aggregate offering price of our common stock, par value $0.001 per share, to be registered by $76,475,000. The information set forth in the registration statement on Form S-1 filed by us with the Securities and Exchange Commission (File No. 333-135574), which was declared effective by the Commission on November 16, 2006, is incorporated by reference herein.

     The required opinions and consents are listed on the exhibit index attached hereto and filed herewith.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

     ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits:

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-135574 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following, which are filed herewith.

Exhibit Number          Description of Document
--------------          -----------------------

5.1                     Opinion of Cravath, Swaine & Moore LLP

23.1                    Consent of Cravath, Swaine & Moore LLP (included in
                        Exhibit 5.1)

23.2 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

24.1* Powers of Attorney of the directors and officers of the registrant

* Previously filed with the Commission in connection with the Registration Statement on Form S-1 (File No. 333-135574), originally filed on June 30, 2006 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Phoenix, Arizona on November 16, 2006.

                                          First Solar, Inc.

                                          By: /s/ Jens Meyerhoff
                                              ------------------------------
                                              NAME: Jens Meyerhoff
                                              TITLE: Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


    SIGNATURE                           TITLE                  DATE
    ---------                           -----                  ----

        *                President, Chief Executive Officer
------------------       and Director                          November 16, 2006
Michael J. Ahearn       (Principal Executive Officer)

        *               Chief Financial Officer                November 16, 2006
------------------      (Principal Financial and Principal
 Jens Meyerhoff         Accounting Officer)

        *               Director                               November 16, 2006
------------------
 James F. Nolan

        *               Director                               November 16, 2006
------------------
   Bruce Sohn

        *               Director                               November 16, 2006
------------------
 Michael Sweeney



By:     /s/  Jens Meyerhoff
     ---------------------------
             Jens Meyerhoff
            Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit Number          Description of Document
--------------          -----------------------

5.1                     Opinion of Cravath, Swaine & Moore LLP

23.1                    Consent of Cravath, Swaine & Moore LLP (included in
                        Exhibit 5.1)

23.2 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

24.1* Powers of Attorney of the directors and officers of the registrant

* Previously filed with the Commission in connection with the Registration Statement on Form S-1 (File No. 333-135574), originally filed on June 30, 2006 and incorporated herein by reference.